1317 King Street
Alexandria, VA 22314
P 703-739-5695
F 703-548-7457
Email: bcg@bcg-usa.com
www.biologicsconsulting.com

**AMENDMENT NO. 1
TO CONSULTING AGREEMENT BETWEEN**

BIOLOGICS CONSULTING GROUP, INC. (Hereinafter "BCG")
Address: 1317 King Street
Alexandria, Virginia 22314
TAX I. D. #: 84-1693476

Return to BCG
1317 King Street
Alexandria, VA 22314
P 703-739-5695
F 703-548-7457

AND

ADVAXIS, INC. (Hereinafter "COMPANY")
Address: 675 U.S. Route 1
Suite B113
North Brunswick, NJ 08902

Original Agreement effective as of June 1, 2006 (the "Agreement").

Now, THEREFORE, in consideration of the mutual promises contained in this Amendment No. **1**, the parties agree as follows:

1. All terms that are used herein and that are not specifically defined herein shall have the defined meanings set forth in the Agreement.

2. The effective date of this Amendment No. **1** is **June 1, 2007**.

3. The "Term of Consulting Services" will be amended as follows:

   From: June 1, 2006
   Through: June 1, 2008

4. Exhibit 1, paragraph 2 is modified to the rates listed below:

Category	Current Rate
President	$350/hour
Clinical Consultant (M.D.s only)	$350/hour
Regional Office Heads	$325/hour
Senior Consultant	$300/hour
Consultant	$225/hour
Associates	$175/hour

BCG rates are subject to increase on an annual basis.

1317 King Street
Alexandria, VA 22314
P 703-739-5695
F 703-548-7457
Email: bcg@bcg-usa.com
www.biologicsconsulting.com

5. Except as specifically modified or amended hereby, the Agreement shall remain in full force and effect and, as modified or amended, is hereby ratified, confirmed, and approved.

BIOLOGICS CONSULTING GROUP, INC (BCG)	**ADVAXIS, INC.** (COMPANY)
By: /s/ Kelly T. Boyle	By: /s/ John Rothman
Kelly T. Boyle	Name: John Rothman Ph.D.
VP, Finance, Secretary & Treasurer	Title: Vice President; Clinical Development
Date: 6/11/07	Date: 6/14/07
Email: kboyle@bcg-usa.com	Email: rothman@advaxis.com
Ph: (703) 739-5695	Ph: (732) 545-1590